STATEMENTS OF CONSOLIDATED OPERATIONS - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
STATEMENTS OF CONSOLIDATED OPERATIONS
Research and development expenses, net	€ (9,921)	€ (9,089)	€ (9,513)
General and administrative expenses	(4,021)	(6,593)	(4,348)
Operating loss	(13,942)	(15,682)	(13,861)
Financial expenses	(6,364)	(2,878)	(215)
Financial income	421	18	17
Change in fair value of derivative instruments	2,831	726
Net financial expense	(3,112)	(2,134)	(198)
Loss before taxes	(17,054)	(17,816)	(14,059)
Income taxes benefit		28	72
Net loss	(17,054)	(17,788)	(13,987)
Attributable to shareholders of Biophytis	€ (17,054)	€ (17,788)	€ (13,987)
Basic and diluted weighted average number of shares outstanding	59,974,486	16,882,661	13,374,426
Basic loss per share (/share)	€ (0.28)	€ (1.05)	€ (1.05)
Diluted loss per share (/share)	€ (0.28)	€ (1.05)	€ (1.05)